UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2017

Central Index Key Number of the issuing entity: 0001706303 BANK 2017-BNK5
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001577313 National Cooperative Bank, N.A.
(Exact names of sponsors as specified in their respective charters)

Delaware	333-206582-11	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On or about June 29, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-BNK5 (the “Certificates”), are expected to be issued by BANK 2017-BNK5, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the RR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about June 29, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be eighty-seven (87) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on two hundred eleven (211) commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 16, 2017, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 16, 2017, between the Registrant and WFB, certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 16, 2017, between the Registrant and BANA, and certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of June 16, 2017, between the Registrant and NCB.

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The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Drexel Hamilton, LLC (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 16, 2017, between the Registrant, MSMCH and the Underwriters and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of June 16, 2017, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 19, 2017 (the “Prospectus”), as filed with the Securities and Exchange Commission. In connection with the Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated June 19, 2017.

In addition, the mortgage loans secured by the mortgaged properties identified as “Westchester One,” “Market Street – The Woodlands” and “Crossgates Commons” on Exhibit B to the Pooling and Servicing Agreement are each an asset of the Issuing Entity and are each part of a serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes that are not an asset of the Issuing Entity (the “Westchester One Whole Loan,” the “Market Street – The Woodlands Whole Loan” and the “Crossgates Commons Whole Loan” respectively). The initial holders of the promissory notes evidencing the Westchester One Whole Loan have entered into an intercreditor agreement, dated as of June 8, 2017 and attached hereto as Exhibit 99.5, that sets forth the respective rights of each such noteholder with respect to the Westchester One Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Market Street – The Woodlands Whole Loan have entered into an intercreditor agreement, dated as of June 8, 2017 and attached hereto as Exhibit 99.6, that sets forth the respective rights of each such noteholder with respect to the Market Street – The Woodlands Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Crossgates Commons Whole Loan have entered into an intercreditor agreement, dated as of June 6, 2017 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the Crossgates Commons Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” Such serviced whole loans will each be serviced pursuant to the Pooling and Servicing Agreement.

The mortgage loans secured by the mortgaged properties identified as “Del Amo Fashion Center,” “Starwood Capital Group Hotel Portfolio,” “Olympic Tower,” “iStar Leased Fee Portfolio” and “Gateway Net Lease Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Del Amo Fashion Center Mortgage Loan,” the “Starwood Capital Group Hotel Portfolio Mortgage Loan,” the “Olympic Tower Mortgage Loan,” the “iStar Leased Fee Portfolio Mortgage Loan” and the “Gateway Net Lease Portfolio Mortgage Loan,” respectively) are each an asset of the Issuing Entity and are each part of a non-serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes (and, in the case of the Del Amo Fashion Center Mortgage Loan, the Olympic Tower Mortgage Loan and the Gateway Net Lease Portfolio Mortgage Loan, one or more subordinate promissory notes) that are not an asset of the Issuing Entity (the “Del Amo Fashion Center Whole Loan,” the “Starwood Capital Group Hotel Portfolio Whole Loan,” the “Olympic Tower Whole Loan,” the “iStar Leased Fee

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Portfolio Whole Loan” and the “Gateway Net Lease Portfolio Whole Loan,” respectively). The initial holders of the promissory notes evidencing the Del Amo Fashion Center Whole Loan have entered into an intercreditor agreement, dated as of May 12, 2017 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to the Del Amo Fashion Center Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Del Amo Fashion Center Pari Passu-A/B Whole Loan.” The initial holders of the promissory notes evidencing the Starwood Capital Group Hotel Portfolio Whole Loan have entered into an intercreditor agreement, dated as of June 29, 2017 and attached hereto as Exhibit 99.9, that sets forth the respective rights of each such noteholder with respect to the Starwood Capital Group Hotel Portfolio Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The holders of the promissory notes evidencing the Olympic Tower Whole Loan have entered into an intercreditor agreement, dated as of May 6, 2017 and attached hereto as Exhibit 99.10, that sets forth the respective rights of each such noteholder with respect to the Olympic Tower Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Olympic Tower Pari Passu-A/B Whole Loan.” The initial holders of the promissory notes evidencing the iStar Leased Fee Portfolio Whole Loan have entered into an intercreditor agreement, dated as of March 30, 2017 and attached hereto as Exhibit 99.11, that sets forth the respective rights of each such noteholder with respect to the iStar Leased Fee Portfolio Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Gateway Net Lease Portfolio Whole Loan have entered into an intercreditor agreement, dated as of May 25, 2017 and attached hereto as Exhibit 99.12, that sets forth the respective rights of each such noteholder with respect to the Gateway Net Lease Portfolio Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Gateway Net Lease Portfolio Pari Passu-A/B Whole Loan.”

The Del Amo Fashion Center Whole Loan will be serviced and administered under the pooling and servicing agreement for the Del Amo Fashion Center Trust 2017-AMO securitization transaction, dated as of June 20, 2017 (the “DAFC 2017-AMO TSA” attached hereto as Exhibit 4.2), between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Del Amo Fashion Center Mortgage Loan” in the Prospectus, the terms and conditions of the DAFC 2017-AMO TSA applicable to the servicing of the Del Amo Fashion Center Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

Each of the Starwood Capital Group Hotel Portfolio Whole Loan and the Gateway Net Lease Portfolio Whole Loan will be serviced and administered under the pooling and servicing agreement for the DBJPM 2017-C6 Mortgage Trust securitization transaction, dated as of June 1, 2017 (the “DBJPM 2017-C6 PSA” attached hereto as Exhibit 4.3), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Starwood Capital Group Hotel Portfolio Mortgage Loan and the Gateway Net Lease Portfolio Mortgage Loan” in the Prospectus, the terms and conditions of the DBJPM 2017-C6 PSA applicable to the servicing of the Starwood Capital Group Hotel Portfolio Whole Loan and the Gateway Net Lease Portfolio Whole

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Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Olympic Tower Whole Loan will be serviced and administered under the trust and servicing agreement for the Olympic Tower 2017-OT Mortgage Trust securitization transaction, dated as of May 6, 2017 (the “Olympic Tower 2017-OT TSA” attached hereto as Exhibit 4.4), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Olympic Tower Mortgage Loan” in the Prospectus, the terms and conditions of the Olympic Tower 2017-OT TSA applicable to the servicing of the Olympic Tower Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The iStar Leased Fee Portfolio Whole Loan will be serviced and administered under the pooling and servicing agreement for the Morgan Stanley Capital I Trust 2017-H1 securitization transaction, dated as of June 1, 2017 (the “MSC 2017-H1 PSA” attached hereto as Exhibit 4.5), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the iStar Leased Fee Portfolio Mortgage Loan” in the Prospectus, the terms and conditions of the MSC 2017-H1 PSA applicable to the servicing of the iStar Leased Fee Portfolio Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

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Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)             Exhibits:

1.1	Underwriting Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of June 20, 2017, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
4.3	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.4	Trust and Servicing Agreement, dated as of May 6, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.
4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 19, 2017, which such certification is dated June 19, 2017.
99.1	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

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99.4	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and National Cooperative Bank, N.A.
99.5	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4 Holder.
99.7	Agreement Between Note Holders, dated as of June 6, 2017, by and between Bank of America, N.A., as Initial Note A-1 Holder and Bank of America, N.A., as Initial Note A-2 Holder.
99.8	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, Société Générale, as Initial Note A-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4 Holder.
99.9	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as Initial JPM Note Holder, Bank of America, N.A., as Initial BANA Note Holder, Barclays Bank PLC, as Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as Initial DBNY Note Holder and Starwood Mortgage Funding II LLC, as Starwood Note Holder.
99.10	Co-Lender Agreement, dated as of May 6, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder.
99.11	Agreement Between Note Holders, dated as of March 30, 2017, by and between Barclays Bank PLC, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.12	Agreement Between Note Holders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as Initial A-1 Notes Holder, Bank of America, N.A., as Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as Initial B-1 Notes Holder, and Bank of America, N.A., as Initial B-2 Notes Holder.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Jane H. Lam
Name: Jane H. Lam
Title: Vice President

Date:  June 29, 2017

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of June 20, 2017, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
4.3	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.4	Trust and Servicing Agreement, dated as of May 6, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.
4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 19, 2017, which such certification is dated June 19, 2017.
99.1	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

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99.2	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and National Cooperative Bank, N.A.
99.5	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4 Holder.
99.7	Agreement Between Note Holders, dated as of June 6, 2017, by and between Bank of America, N.A., as Initial Note A-1 Holder and Bank of America, N.A., as Initial Note A-2 Holder.
99.8	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, Société Générale, as Initial Note A-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4 Holder.
99.9	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as Initial JPM Note Holder, Bank of America, N.A., as Initial BANA Note Holder, Barclays Bank PLC, as Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as Initial DBNY Note Holder and Starwood Mortgage Funding II LLC, as Starwood Note Holder.
99.10	Co-Lender Agreement, dated as of May 6, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder.
99.11	Agreement Between Note Holders, dated as of March 30, 2017, by and between Barclays Bank PLC, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.12	Agreement Between Note Holders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as Initial A-1 Notes Holder, Bank of America, N.A., as Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as Initial B-1 Notes Holder, and Bank of America, N.A., as Initial B-2 Notes Holder.

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